Exhibit 99.1
KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Lendmark Financial Services, LLC (the “Company”)
Goldman Sachs & Co. LLC (the “Structuring Agent”)
Citigroup Global Markets Inc.
Barclays Capital, Inc.
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Lendmark Funding Trust 2019-1 – Data File Procedures

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled (“LFT 2019-1 Clean Tape v03.xlsx”) containing information with respect to 80,409 loans as of March 31, 2019, provided by the Company, on April 30, 2019 (the “Data File”) pertaining to a pool of consumer loans (the “Loans”) which we were informed are intended to be included in Lendmark Funding Trust 2019-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●
The term “compared” means compared to the information shown below and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the “materiality thresholds”, as shown under the table below.

●	The term “Attributes” means the Company-selected data fields listed in the table below.

●
The term “Loan Agreements” means copies of loan agreements for each Selected Loan (defined below) provided by the Company. We make no representation regarding the execution of the Loan Agreements by the borrower or the validity of the borrower(s) signature(s).

We performed the following procedures:

A.
We were instructed by the Company to randomly select 300 Loans from the Data File (the “Selected Loans”). The Company informed us that the sample size was determined to satisfy a 95% confidence level, a 5% maximum error rate, and a 2.5% expected error rate. A listing of the Selected Loans was provided to the Company.

B.
For each Selected Loan, we compared the Attributes in the Data File to the corresponding information in the Loan Agreements. The Specified Parties indicated that the absence of any of the specified Loan Agreements or the inability to agree the indicated information from the Data File to the Loan Agreements for each of the Attributes, utilizing materiality threshold indicated below, constituted an exception.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

Attributes	Materiality Threshold
First 5 (five) Characters of the Borrower(s) Last Name (Borrower_LastName)	None
Account Number (OrigBrAcct or AcctNumber, as applicable)	None
Date of Contract (Origination_Date)	+/- 30 calendar days ***
Total of Payments (Total_Of_Payments)	+/- $0.50 multiplied by Number of Payments
Annual Percentage Rate (APR) (APR_Original)	+/- 0.025%
Amount of Standard Payment (Original_Monthly_Payment)	+/- $0.50
Number of Payments (Original_Term)	None

*** For purposes of comparing the Date of Contract, we were instructed by the Company that the Date of Contract in the Data File is the later of contract date, delivery date, and purchase date as found on the Loan Agreements.

We found such information to be in agreement. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on methodologies, instructions and information included in the Data File or Loan Agreements, without verification or evaluation of such methodologies, instructions and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information, methodologies, and instructions provided by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Loan Agreements or the Data File which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

New York, NY
May 14, 2019